SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[X] Current report pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

                                February 11, 2004
                                 Date of Report
                        (Date of earliest event reported)

                               CIMAREX ENERGY CO.
             (Exact name of registrant as specified in its charter)

            Delaware                    001-31446                45-0466694
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
         incorporation)                                      Identification No.)

                       707 Seventeenth Street, Suite 3300
                             Denver, Colorado 80202
                    (Address of principal executive offices)

                        Telephone Number (303) 295-3995)
                         (Registrant's telephone number)

                                 Not applicable
                            (Former name and address)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operations and Financial Condition."

On February 11, 2004, Cimarex Energy Co. (NYSE XEC) issued a news release reporting its results for the fourth quarter of 2003. A copy of the news release is furnished as Exhibit 99.1 to this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CIMAREX ENERGY CO.

                                         By: /s/ Paul Korus
                                             -----------------------------------
                                             Vice President, Chief Financial
Dated: February 11, 2004                     Officer and Treasurer
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EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------

99.1                          Press Release dated February 11, 2004